FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 21, 1999


THC HOMECARE, INC.
(Exact name of registrant as specified in its charter)


Utah                    1-11534              48-1092064
(State or other     (Commission      (I.R.S. Employer
jurisdiction of       File Number)      Identification No.)
incorporation
or organization)


3261 S. Highland Drive, Suite 613, Las Vegas, Nevada  89109
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (702) 796-1016

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy.

     Order Approving Disclosure Statement. On January 21, 1999, the United States Bankruptcy Court for the District of Nevada (the "Bankruptcy Court") entered its Order Approving the Debtors' Amended Joint Disclosure Statement and Fixing Time for Filing Acceptances or Rejections of Debtors' Amended Joint Plan of Reorganization. Under the terms of the Debtors' Joint Plan of Reorganization (the "Plan"), the Company will merge with Safe Environment, Inc. to form a new company ("Newcorp"). If the Plan is confirmed by the Bankruptcy Court, the administrative expenses of the Company will be paid in full, allowed priority claims will be paid in 60 equal monthly installments plus 8% per annum until paid, and allowed unsecured claims will receive a pro rata share of at least 5% of the common stock of Newcorp. The Company does not believe it has any secured claims remaining at this time. Upon confirmation of the Plan all outstanding stock of the Company and any rights to acquire the stock will be canceled and extinguished. A copy of the Plan and Disclosure Statement are attached as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated by reference. The Bankruptcy Court established February 16, 1999 as the last day for filing acceptances or rejections of the Plan. The confirmation hearing on the Plan is currently scheduled for 2:30 p.m., February 23, 1999.

Item 5.  Other Events.

     Monthly Financial Information. The Company is required to file unaudited monthly financial statements with the Bankruptcy Court. The financial statement for the period from January 1, 1999 to January 31, 1999 (the "Financial Statement") is attached as Exhibit 28.1, and are incorporated herein by reference. The Financial Statement is filed with the Bankruptcy Court on a limited informational basis, are unaudited, and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. The results of operations for the Financial Statement are not necessarily indicative of results of operations for a full year.

Item 7.  Financial Statements and Exhibits.

     Exhibits

          See the Index to Exhibits which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THC HOMECARE, INC.

By:  /s/Charles McLaughlin
Charles McLaughlin, Chairman of the
Board of Directors


Date: February  12, 1998

INDEX TO EXHIBITS


Exhibit No.     Description of Exhibits

2.1                   Debtors' Joint Plan of
                        Reorganization                        Filed Herewith

2.2                   Debtors' Joint Disclosure
                        Statement                                Filed Herewith

2.3                   Order Approving Debtors'      Filed Herewith
                        Amended Joint Disclosure
                        Statement and Fixing Time
                        for Filing Acceptances or
                        Rejections of Debtors'
                        Amended Joint Plan of
                        Reorganization, Combined
                        with Notice Thereof

28.1                 Unaudited financial                 Filed Herewith
                        statements of the Company
                        for the period from
                        January 1 to
                        January  31, 1999
